Eastman Announces Change in Pension Accounting

KINGSPORT, Tenn., March 6, 2012– Eastman Chemical Company (NYSE:EMN) announced it has changed its method of accounting for actuarial gains and losses for its pension and other postretirement benefit (OPEB) plans to a more preferable method as permitted under generally accepted accounting principles in the United States (GAAP). The new accounting method, adopted in first quarter 2012, will be retrospectively applied to the company’s financial results for all periods. See the adjusted statements of earnings on pages 1-3 in the accompanying Schedules providing for the effect of the accounting change on the statements of earnings for 2011, 2010, and 2009.

Under the newly adopted method of accounting for actuarial gains and losses for its pension and OPEB plans, the company expects its 2012 pension and OPEB costs to be lower than previously anticipated by approximately $75 million, pre-tax, excluding the fourth quarter mark-to-market (MTM) adjustment. These lower costs are expected to result in an increase in the outlook for diluted earnings per share of approximately $0.30 for full-year 2012.

“We believe this accounting change will provide greater transparency that will allow investors to more clearly evaluate the company’s operating performance by recognizing actuarial gains and losses in its operating results in the year in which the gains and losses occur, rather than amortizing them over future periods,” said Curt Espeland, senior vice president and chief financial officer. “Importantly, this accounting change has no impact on benefits received by participants of the pension and OPEB plans or on pension plan funding obligations or decisions.”

Historically, Eastman has recognized pension and OPEB actuarial gains and losses annually in its Consolidated Statements of Financial Position as Accumulated Other Comprehensive Income and Loss as a component of Stockholders’ Equity, and then amortized these gains and losses each quarter in its Statements of Earnings. The expected return on assets component of Eastman’s pension expense has historically been calculated using a five-year smoothing of asset gains and losses, and the gain or loss component of pension and OPEB expense has historically been based on amortization of actuarial gains and losses that exceed 10 percent of the greater of plan assets or projected benefit obligations over the average future service period of active employees.

Under the new method of accounting, Eastman’s pension and OPEB costs consist of two elements: 1) ongoing costs recognized quarterly, which are comprised of service and interest costs, expected returns on plan assets, and amortization of prior service credits; and 2) MTM gains and losses recognized annually, in the fourth quarter of each year, resulting from changes in actuarial assumptions and the differences between actual and expected returns on plan assets and discount rates. Any interim remeasurements triggered by a curtailment, settlement, or significant plan changes will be recognized as an MTM adjustment in the quarter in which such remeasurement event occurs.

As a result of the retrospective application of this change, Eastman’s diluted earnings per share from continuing operations for the year ended December 31, 2011 decreased from $4.59 to $4.24. Excluding the fourth-quarter MTM adjustment and asset impairment gains and charges, net, diluted earnings per share from continuing operations for 2011 would have increased from $4.56 to $4.81 for 2011. For reconciliation to reported company and segment earnings for 2011, 2010, and 2009, see pages 4-11 in the accompanying Schedules.

Eastman management believes that this change in accounting will improve transparency of reporting of its operating results by recognizing the effects of economic and interest rate trends on pension and OPEB plan investments and assumptions in the year these actuarial gains and losses are incurred. These gains and losses will be measured annually at the plans’ December 31 measurement date and recorded as an MTM adjustment in the fourth quarter of each year. This methodology is preferable under GAAP since it aligns more closely with fair value principles and does not delay the recognition of gains and losses into future periods.

Eastman’s operating segment results follow internal management reporting, which is used for making operating decisions and assessing performance. Historically, total pension and OPEB costs have been allocated to each segment. In conjunction with the change in accounting principle, the service cost, which represents the benefits earned by active employees during the period, and amortization of prior service credits will continue to be allocated to each segment. Interest costs, expected return on assets, and the MTM adjustment for actuarial gains and losses will be included in corporate expense and not allocated to segments. Management believes this change in expense allocation will better reflect the operating results of each business. See the accompanying Schedules for adjusted segment earnings providing for the effect of the accounting change on reported segment earnings on pages 4-6 and page 11 for 2011, 2010, and 2009.

In connection with the above change in accounting for pension and OPEB costs, management has also elected to change its method of accounting for certain related costs included in inventory. Management has elected, effective in first quarter 2012, to exclude the portion of pension and OPEB costs attributable to former employees (inactives) as a component of inventoriable costs and instead charge them directly to the cost of sales line item as a period cost. Applying this change in inventory retrospectively did not have a material impact on previously reported inventory, cost of sales, or financial results in any prior period and, as such, prior period results have not been retrospectively adjusted for this change in accounting for certain related costs included in inventory.

Eastman’s chemicals, fibers and plastics are used as key ingredients in products that people use every day.  Approximately 10,000 Eastman employees around the world blend technical expertise and innovation to deliver practical solutions.  The company is committed to finding sustainable business opportunities within the diverse markets and geographies it serves.  A global company headquartered in Kingsport, Tennessee, USA, Eastman had 2011 sales of $7.2 billion.  For more information, visit www.eastman.com.

Forward-Looking Statements: This news release includes forward-looking statements concerning current expectations for 2012 pension and OPEB costs and the impact of such costs on 2012 earnings per share. Such expectations are based upon certain preliminary information, internal estimates, and management assumptions, expectations, and plans, and are subject to a number of risks and uncertainties inherent in projecting future conditions, events, and results. Actual results could differ materially from expectations expressed in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from such expectations are and will be detailed in the company's filings with the Securities and Exchange Commission, including the Form 10-K filed for 2011 and available on the Eastman web site at www.eastman.com in the Investors, SEC filings section.

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Eastman Contacts:

Media:  Tracy Broadwater
423-224-0498 / tkbroadwater@eastman.com

Investors:  Greg Riddle
212-835-1620 / griddle@eastman.com

FINANCIAL SCHEDULES

ADJUSTED STATEMENT OF EARNINGS
For Year Ended December 31, 2011

(Dollars in millions, except per share amounts; unaudited)	As Previously Reported (Before Accounting Change)	Effect of Accounting Change	As Adjusted (After Accounting Change)

Sales	$7,178	$--	$7,178
Cost of sales (1)	5,538	71	5,609
Gross profit	1,640	(71)	1,569

Selling, general and administrative expenses (1)	469	12	481
Research and development expenses (1)	158	1	159
Asset impairments and restructuring charges (gains), net	(8)	--	(8)
Operating earnings	1,021	(84)	937

Net interest expense	76	--	76
Other charges (income), net	(19)	--	(19)

Earnings from continuing operations before income taxes	964	(84)	880
Provision for income taxes from continuing operations	307	(33)	274
Earnings from continuing operations	$657	$(51)	$606

Earnings from discontinued operations, net of tax	8	1	9
Gain from disposal of discontinued operations, net of tax	31	--	31
Net earnings	$696	$(50)	$646

Basic earnings per share
Earnings from continuing operations	$4.70	$(0.36)	$4.34
Earnings from discontinued operations	0.28	0.01	0.29
Basic earnings per share	$4.98	$(0.35)	$4.63

Diluted earnings per share
Earnings from continuing operations	$4.59	$(0.35)	$4.24
Earnings from discontinued operations	0.27	0.01	0.28
Diluted earnings per share	$4.86	$(0.34)	$4.52

Shares (in millions) outstanding at end of period	137.0		137.0

Shares (in millions) used for earnings per share calculation
Basic	139.7		139.7
Diluted	143.1		143.1

(1)	Includes mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses of $144 million.

ADJUSTED STATEMENT OF EARNINGS
For Year Ended December 31, 2010

(Dollars in millions, except per share amounts; unaudited)	As Previously Reported (Before Accounting Change)	Effect of Accounting Change	As Adjusted (After Accounting Change)

Sales	$5,842	$--	$5,842
Cost of sales (1)	4,368	15	4,383
Gross profit	1,474	(15)	1,459

Selling, general and administrative expenses (1)	431	3	434
Research and development expenses (1)	152	--	152
Asset impairments and restructuring charges, net	29	--	29
Operating earnings	862	(18)	844

Net interest expense	99	--	99
Early debt extinguishment costs	115	--	115
Other charges (income), net	12	--	12

Earnings from continuing operations before income taxes	636	(18)	618
Provision for income taxes from continuing operations	211	(9)	202
Earnings from continuing operations	$425	$(9)	$416

Earnings from discontinued operations, net of tax	13	(4)	9
Net earnings	$438	$(13)	$425

Basic earnings per share
Earnings from continuing operations	$2.95	$(0.07)	$2.88
Earnings from discontinued operations	0.09	(0.02)	0.07
Basic earnings per share	$3.04	$(0.09)	$2.95

Diluted earnings per share
Earnings from continuing operations	$2.88	$(0.07)	$2.81
Earnings from discontinued operations	0.08	(0.01)	0.07
Diluted earnings per share	$2.96	$(0.08)	$2.88

Shares (in millions) outstanding at end of period	141.5		141.5

Shares (in millions) used for earnings per share calculation
Basic	144.2		144.2
Diluted	147.8		147.8

(1)	Includes mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses of $53 million.

ADJUSTED STATEMENT OF EARNINGS
For Year Ended December 31, 2009

(Dollars in millions, except per share amounts; unaudited)	As Previously Reported (Before Accounting Change)	Effect of Accounting Change	As Adjusted (After Accounting Change)

Sales	$4,396	$--	$4,396
Cost of sales (1)	3,364	56	3,420
Gross profit	1,032	(56)	976

Selling, general and administrative expenses (1)	367	12	379
Research and development expenses (1)	124	1	125
Asset impairments and restructuring charges (gains), net	196	--	196
Operating earnings	345	(69)	276

Net interest expense	78	--	78
Other charges (income), net	13	--	13

Earnings from continuing operations before income taxes	254	(69)	185
Provision for income taxes from continuing operations	100	(26)	74
Earnings from continuing operations	$154	$(43)	$111

Earnings from discontinued operations, net of tax	(18)	(4)	(22)
Net earnings	$136	$(47)	$89

Basic earnings per share
Earnings from continuing operations	$1.06	$(0.29)	$0.77
Earnings from discontinued operations	(0.12)	(0.04)	(0.16)
Basic earnings per share	$0.94	$(0.33)	$0.61

Diluted earnings per share
Earnings from continuing operations	$1.05	$(0.29)	$0.76
Earnings from discontinued operations	(0.12)	(0.03)	(0.15)
Diluted earnings per share	$0.93	$(0.32)	$0.61

Shares (in millions) outstanding at end of period	144.9		144.9

Shares (in millions) used for earnings per share calculation
Basic	145.0		145.0
Diluted	146.8		146.8

(1)	Includes mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses of $91 million.

ADJUSTED SEGMENT OPERATING EARNINGS RECONCILIATIONS

	For year ended December 31, 2011
(Dollars in millions, unaudited)	As Previously Reported (Before Accounting Change)	Effect of Accounting Change	As Adjusted (After Accounting Change)
Operating Earnings by Segment and Items

Coatings, Adhesives, Specialty Polymers, and Inks
Operating earnings	$331	$23	$354

Fibers
Operating earnings	346	19	365

Performance Chemicals and Intermediates
Operating earnings	289	26	315
Asset impairments and restructuring charges (gains), net (1)	7	--	7
Operating earnings excluding item	296	26	322

Specialty Plastics
Operating earnings	105	20	125

Other (2)
Operating loss	(50)	(172)	(222)
Asset impairments and restructuring charges (gains), net (3)	(15)	--	(15)
Mark-to-market pension and other postretirement benefits adjustment (4)	--	144	144
Operating loss excluding items	(65)	(28)	(93)

Total Eastman Chemical Company
Total operating earnings	$1,021	$(84)	$937
Total asset impairments and restructuring charges (gains), net	(8)	--	(8)
Mark-to-market pension and other postretirement benefits adjustment	--	144	144
Total operating earnings excluding items	$1,013	$60	$1,073

(1)	Consists of $7 million in restructuring charges primarily for severance associated with the acquisition and integration of Sterling Chemicals, Inc.
(2)
Research and development and other expenses, asset impairments and restructuring charges (gains), net, and mark-to-market adjustments not identifiable to an operating segment are not included in segment operating results for the period presented and are shown as "other" operating loss.

(3)	Consists of $15 million gain from the sale of the previously impaired methanol and ammonia assets related to the terminated Beaumont, Texas industrial gasification project.
(4)	Mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses.

ADJUSTED SEGMENT OPERATING EARNINGS RECONCILIATIONS

	For year ended December 31, 2010
(Dollars in millions, unaudited)	As Previously Reported (Before Accounting Change)	Effect of Accounting Change	As Adjusted (After Accounting Change)
Operating Earnings by Segment and Items (1)

Coatings, Adhesives, Specialty Polymers, and Inks
Operating earnings	$293	$19	$312
Asset impairments and restructuring charges, net (2)	6	--	6
Operating earnings excluding item	299	19	318

Fibers
Operating earnings	323	16	339
Asset impairments and restructuring charges, net (2)	3	--	3
Operating earnings excluding item	326	16	342

Performance Chemicals and Intermediates
Operating earnings	224	20	244
Asset impairments and restructuring charges, net (2)	7	--	7
Operating earnings excluding item	231	20	251

Specialty Plastics
Operating earnings	88	15	103
Asset impairments and restructuring charges, net (2)	5	--	5
Operating earnings excluding item	93	15	108

Other (3)
Operating loss	(66)	(88)	(154)
Asset impairments and restructuring charges, net (4)	8	--	8
Mark-to-market pension and other postretirement benefits adjustment (5)	--	53	53
Operating loss excluding items	(58)	(35)	(93)

Total Eastman Chemical Company
Total operating earnings	$862	$(18)	$844
Total asset impairments and restructuring charges, net	29	--	29
Mark-to-market pension and other postretirement benefits adjustment	--	53	53
Total operating earnings excluding items	$891	$35	$926

(1)	Includes allocated costs not included in discontinued operations, some of which may remain and could be reallocated to the remaining segments.
(2)	Includes restructuring charges primarily for severance.
(3)
Research and development and other expenses, asset impairments and restructuring charges, net, and mark-to-market adjustments not identifiable to an operating segment are not included in segment operating results for the period presented and are shown as "other" operating loss.

(4)
Consists of $8 million of intangible asset impairment charges resulting from an environmental regulatory change during the fourth quarter impacting the fair value of air emission credits remaining from the previously discontinued Beaumont, Texas, gasification project.

(5)	Mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses.

ADJUSTED SEGMENT OPERATING EARNINGS RECONCILIATIONS

	For year ended December 31, 2009
(Dollars in millions, unaudited)	As Previously Reported (Before Accounting Change)	Effect of Accounting Change	As Adjusted (After Accounting Change)
Operating Earnings by Segment and Items (1)

Coatings, Adhesives, Specialty Polymers, and Inks
Operating earnings	$221	$18	$239
Asset impairments and restructuring charges (gains), net (2)	3	--	3
Operating earnings excluding item	224	18	242

Fibers
Operating earnings	292	16	308
Asset impairments and restructuring charges (gains), net (2)	4	--	4
Operating earnings excluding item	296	16	312

Performance Chemicals and Intermediates
Operating earnings	41	18	59
Asset impairments and restructuring charges (gains), net (2)	6	--	6
Operating earnings excluding item	47	18	65

Specialty Plastics
Operating earnings	9	15	24
Asset impairments and restructuring charges (gains), net (2)	4	--	4
Operating earnings excluding item	13	15	28

Other (3)
Operating loss	(218)	(136)	(354)
Asset impairments and restructuring charges (gains), net (4)	179	--	179
Mark-to-market pension and other postretirement benefits adjustment (5)	--	91	91
Operating loss excluding items	(39)	(45)	(84)

Total Eastman Chemical Company
Total operating earnings	$345	$(69)	$276
Total asset impairments and restructuring charges (gains), net	196	--	196
Mark-to-market pension and other postretirement benefits adjustment	--	91	91
Total operating earnings excluding items	$541	$22	$563

(1)	Includes allocated costs not included in discontinued operations, some of which may remain and could be reallocated to the remaining segments.
(2)	Includes severance costs for a reduction in force in first quarter.
(3)
Research and development and other expenses, asset impairments and restructuring charges (gains), net, and mark-to-market adjustments not identifiable to an operating segment are not included in segment operating results for the period presented and are shown as "other" operating loss.

(4)	Includes asset impairments and restructuring charges, net primarily for the Beaumont, Texas industrial gasification project discontinued in fourth quarter.
(5)	Mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses.

ADJUSTED EARNINGS PER DILUTED SHARE FROM CONTINUING OPERATIONS EXCLUDING CERTAIN ITEMS

	For the year ended December 31, 2011
		Earnings from Continuing Operations
(Dollars in millions, except per share amounts; unaudited)	Operating Earnings	Before Tax	After Tax	Per Diluted Share

As previously reported (before accounting change)	$1,021	$964	$657	$4.59

Certain Item:
Asset impairments and restructuring charges (gains), net (1)	(8)	(8)	(5)	(0.03)
Excluding item	$1,013	$956	$652	$4.56

As adjusted (after accounting change) - adjusted for pension methodology change	$937	$880	$606	$4.24

Certain Items:
Asset impairments and restructuring charges (gains), net (1)	(8)	(8)	(5)	(0.03)
Mark-to-market pension and other postretirement benefits adjustment (2)	144	144	88	0.60
Excluding items – as adjusted (after accounting change)	$1,073	$1,016	$689	$4.81

(1)
Consists of $15 million gain from the sale of the previously impaired methanol and ammonia assets related to the terminated Beaumont, Texas industrial gasification project in second quarter, offset by $7 million in restructuring charges primarily for severance associated with the acquisition and integration of Sterling Chemicals, Inc. in third quarter.

(2)	Mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses.

	For the year ended December 31, 2010
		Earnings from Continuing Operations
(Dollars in millions, except per share amounts; unaudited)	Operating Earnings	Before Tax	After Tax	Per Diluted Share

As previously reported (before accounting change)	$862	$636	$425	$2.88

Certain Items:
Asset impairments and restructuring charges, net (1)	29	29	18	0.12
Early debt extinguishment costs (2)	--	115	71	0.48
Excluding items	$891	$780	$514	$3.48

As adjusted (after accounting change) - adjusted for pension methodology change	$844	$618	$416	$2.81

Certain Items:
Asset impairments and restructuring charges, net (1)	29	29	18	0.12
Early debt extinguishment costs (2)	--	115	71	0.48
Mark-to-market pension and other postretirement benefits adjustment (3)	53	53	31	0.22
Excluding items – as adjusted (after accounting change)	$926	$815	$536	$3.63

(1)
Includes restructuring charges primarily for severance and $8 million of intangible asset impairment charges resulting from an environmental regulatory change during the fourth quarter impacting the fair value of air emission credits remaining from the previously discontinued Beaumont, Texas, gasification project.

(2)	During fourth quarter, the Company completed the early repayment of $500 million aggregate principal amount of outstanding debt securities, resulting in a pre-tax charge of $115 million, net.
(3)	Mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses.

ADJUSTED EARNINGS PER DILUTED SHARE FROM CONTINUING OPERATIONS EXCLUDING CERTAIN ITEMS
(Continued)

	For the year ended December 31, 2009
		Earnings from Continuing Operations
(Dollars in millions, except per share amounts; unaudited)	Operating Earnings	Before Tax	After Tax	Per Diluted Share

As previously reported (before accounting change)	$345	$254	$154	$1.05

Certain Item:
Asset impairments and restructuring charges (gains), net (1)	196	196	127	0.86
Excluding item	$541	$450	$281	$1.91

As adjusted (after accounting change) - adjusted for pension methodology change	$276	$185	$111	$0.76

Certain Items:
Asset impairments and restructuring charges (gains), net (1)	196	196	127	0.86
Mark-to-market pension and other postretirement benefits adjustment (2)	91	91	56	0.39
Excluding items – as adjusted (after accounting change)	$563	$472	$294	$2.01

(1)
Includes severance costs for a reduction in force in first quarter and asset impairments and restructuring charges, net, of $179 million primarily for the Beaumont, Texas industrial gasification project discontinued in fourth quarter.

(2)	Mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses.

ADJUSTED EARNINGS PER DILUTED SHARE FROM CONTINUING OPERATIONS EXCLUDING CERTAIN ITEMS
(Continued)

	First Quarter 2011
		Earnings from Continuing Operations
(Dollars in millions, except per share amounts; unaudited)	Operating Earnings	Before Tax	After Tax	Per Diluted Share

As previously reported (before accounting change)	$284	$271	$182	$1.26

As adjusted (after accounting change) - adjusted for pension methodology change	$$314	$301	$201	$1.39

Certain Item:
Mark-to-market pension and other postretirement benefits adjustment (1)	(15)	(15)	(10)	(0.07)
Excluding item – as adjusted (after accounting change)	$$299	$$286	$$191	$$1.32

(1)	Mark-to-market adjustment due to the remeasurement of an other postretirement benefit plan curtailment related to the Performance Polymers divestiture.

	Second Quarter 2011
		Earnings from Continuing Operations
(Dollars in millions, except per share amounts; unaudited)	Operating Earnings	Before Tax	After Tax	Per Diluted Share

As previously reported (before accounting change)	$318	$306	$210	$1.45

Certain Item:
Asset impairments and restructuring charges (gains), net (1)	(15)	(15)	(10)	(0.07)
Excluding item	$303	$291	$200	$1.38

As adjusted (after accounting change) - adjusted for pension methodology change	$333	$320	$219	$1.51

Certain Item:
Asset impairments and restructuring charges (gains), net (1)	(15)	(15)	(10)	(0.07)
Excluding item – as adjusted (after accounting change)	$318	$305	$209	$1.44

(1)	Includes $15 million gain from the sale of the previously impaired methanol and ammonia assets related to the terminated Beaumont, Texas industrial gasification project.

ADJUSTED EARNINGS PER DILUTED SHARE FROM CONTINUING OPERATIONS EXCLUDING CERTAIN ITEMS
(Continued)

	Third Quarter 2011
		Earnings from Continuing Operations
(Dollars in millions, except per share amounts; unaudited)	Operating Earnings	Before Tax	After Tax	Per Diluted Share

As previously reported (before accounting change)	$256	$238	$165	$1.16

Certain Item:
Asset impairments and restructuring charges (gains), net (1)	7	7	5	0.03
Excluding item	$263	$245	$170	$1.19

As adjusted (after accounting change) - adjusted for pension methodology change	$271	$254	$174	$1.22

Certain Items:
Asset impairments and restructuring charges (gains), net (1)	7	7	5	0.04
Excluding items – as adjusted (after accounting change)	$278	$261	$179	$1.26

(1)	Includes $7 million in restructuring charges primarily for severance associated with the acquisition and integration of Sterling Chemicals, Inc.

	Fourth Quarter 2011
		Earnings from Continuing Operations
(Dollars in millions, except per share amounts; unaudited)	Operating Earnings	Before Tax	After Tax	Per Diluted Share

As previously reported (before accounting change)	$163	$149	$100	$0.71

As adjusted (after accounting change) - adjusted for pension methodology change	$19	$5	$12	$0.09

Certain Item:
Mark-to-market pension and other postretirement benefits adjustment (1)	159	159	98	0.69
Excluding item – as adjusted (after accounting change)	$178	$164	$110	$0.78

(1)	Mark-to-market adjustment for pension and other postretirement benefit plans actuarial net losses.

ADJUSTED SEGMENT OPERATING EARNINGS - QUARTERLY
2011

	As Previously Reported (Before Accounting Change)				As Adjusted (After Accounting Change)
(Dollars in millions, unaudited)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	$	$	$	$	$	$	$	$
Operating Earnings by Segment and Items

Coatings, Adhesives, Specialty Polymers, and Inks
Operating earnings	98	99	82	52	104	104	89	57

Fibers
Operating earnings	81	93	92	80	86	97	98	84

Performance Chemicals and Intermediates
Operating earnings	88	88	71	42	94	94	78	49
Asset impairments and restructuring charges (gains), net (1)	--	--	7	--	--	--	7	--
Operating earnings excluding item	88	88	78	42	94	94	85	49

Specialty Plastics
Operating earnings	30	37	29	9	35	42	34	14

Other (2)
Operating gain (loss)	(13)	1	(18)	(20)	(5)	(4)	(28)	(185)
Asset impairments and restructuring charges (gains), net (3)	--	(15)	--	--	--	(15)	--	--
Mark-to-market pension and other postretirement benefits adjustment (4)	--	--	--	--	(15)	--	--	159
Operating loss excluding items	(13)	(14)	(18)	(20)	(20)	(19)	(28)	(26)

Total Eastman Chemical Company
Total operating earnings	284	318	256	163	314	333	271	19
Total asset impairments and restructuring charges (gains), net	--	(15)	7	--	--	(15)	7	--
Mark-to-market pension and other postretirement benefits adjustment	--	--	--	--	(15)	--	--	159
Total operating earnings excluding items	284	303	263	163	299	318	278	178

(1)	Consists of $7 million in restructuring charges primarily for severance associated with the acquisition and integration of Sterling Chemicals, Inc.
(2)
Research and development and other expenses, asset impairments and restructuring charges (gains), net, and mark-to-market adjustments not identifiable to an operating segment are not included in segment operating results for the periods presented and are shown as "other" operating gain (loss).

(3)	Consists of $15 million gain from the sale of the previously impaired methanol and ammonia assets related to the terminated Beaumont, Texas industrial gasification project.
(4)	Mark-to-market adjustment for pension and other postretirement benefit plans actuarial losses.